Exhibit 99

Presentation By: John W. Hayden President & Chief Executive Officer The Midland Company February 12, 2004

Forward Looking Statements Certain statements made in this presentation are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include certain discussions relating to underwriting, premium and investment income volume, business strategies, profitability and business relationships, as well as any other statements concerning the year 2004 and beyond. The forward-looking statements involve risks and uncertainties that may cause results to differ materially from those anticipated in those statements. Factors that might cause results to differ from those anticipated include, without limitation, adverse weather conditions, changes in underwriting results affected by adverse economic conditions, fluctuations in the investment markets, changes in the retail marketplace, changes in the laws or regulations affecting the operations of the company or its subsidiaries, changes in the business tactics or strategies of the company, its subsidiaries or its current or anticipated business partners, the financial condition of the company's business partners, acquisitions or divestitures, changes in market forces, litigation and the other risk factors that have been identified in the company's filings with the SEC, any one of which might materially affect the operations of the company or its subsidiaries. Any forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made. As used in this presentation, operating earnings is a "non-GAAP" financial measure that is calculated by taking net income before the after-tax impact of realized capital gains or losses and cumulative effect of accounting changes. For a complete reconciliation of non-GAAP financial measures, please refer to the Company's 8-K filing of this presentation.

Key Investment Considerations The Midland Company - MLAN (Nasdaq) • A Highly Focused Specialty P&C Insurance Company - (American Modern Insurance Group) Headquartered in Cincinnati, Ohio; Active in all 50 States; 1,100 Associates; Multiple Distribution Channels; Superior Growth and Underwriting Results; Deep and Experienced Management Team. Target Defensible Niches Market leader in manufactured housing insurance; Dwelling Fire, Motorcycle, Watercraft, etc. Ratings and Recognitions "A+" (Superior) rating by A.M. Best; Ward's Top 50 P&C insurance companies; Forbes "200 Best Small Companies."

Major Product Categories

MLAN Annualized Total Return Periods Ending December 31, 2003 (MLAN $23.62)

5/87 2 for 1 split 5/98 3 for 1 split Market and Book Value Growth 7/02 2 for 1 split Shareholders have received the above growth in book and market values plus the annual dividend paid. Period Ending 12/31/03

Dividend Growth 89 90 91 92 93 94 95 96 97 98 Assets 37 48 60 66 65 73 85 87 101 114 Equity 13 16 19 24 29 32 34 34 36 39 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 East 0.04 0.05 0.063 0.07 0.077 0.083 0.09 0.097 0.103 0.11 0.117 0.125 0.135 0.15 0.16 0.175 0.19 0.205 Increased 18 Consecutive Years 18 Year CAGR = 10.7%

10-Year Compounded Annual Premium Growth Rate Through December 31, 2003 Industry Source: A.M. Best Company American Modern P&C Industry - Est. Premium Growth vs. Industry

AMIG Statutory Combined Ratio vs. Industry Industry Source: A.M. Best Company Underwriting Results vs. Industry 89 94 95 96 97 98 99 '00 '01 '02 '03 (Est) AMIG 1.012 0.96 0.947 1.03 0.943 0.966 0.943 0.962 0.993 1.004 1.022 P&C Industry 1.078 1.085 1.065 1.058 1.017 1.055 1.078 1.104 1.159 1.074 1.02 Industry 107.2% 10 Year Average AMIG 97.5% Difference 9.7% Note: Statutory combined ratios for both AMIG and the industry have not been restated prior to 2003 to reflect the reclassification of policy service fees in accordance with Statement of Statutory Accounting Principals No. 53.

MISSION To enhance shareholder value by being an indispensable partner to customers in chosen markets by providing value adding specialty insurance products and services. VISION We will create sustainable competitive advantage by providing our policyholders, associates and business partners with products, services and relationships they value more than those offered by our competitors. VALUES Integrity * Win/Win * Team * Personal Growth * Humility * Creativity * Propriety * Sharing/Caring * Strong Work Ethic Mission • Vision • Values

Strategy And Focus Driving Force: Distribution Processes Competitive Advantage: Ability to Predict Results Generic Corporate Strategy: Differentiation, Compete on Value Not Price

Management Experience & Depth Top 22 Senior Executives of American Modern Insurance Group: Average Years of Industry Experience 20 Years Average Tenure With AMIG/Midland 13 Years Three Senior Management Additions in 2003

Key Operating Principles 2. Employ Multiple Distribution Channels 1. Focus on Specialized Products 3. Leverage Multiple Company Structure Across Distribution Channels 4. Consistently Produce an Underwriting Profit 5. Profit from Expert Claims Management 6. Reduce Earnings Volatility Via Risk Management 7. Strategically Deploy Technology

Manufactured Housing - $320 Site Built Dwelling - $82 Motorcycle - $58 Credit Life - $17 Collateral Protection - $31 Recreational Vehicle - $30 Mortgage Fire - $33 Watercraft - $33 Excess & Surplus Lines - $22 Long Haul Truck P/D - $13 All Other - $42 323.5 82.5 58.2 17.3 30.8 29.7 32.8 32.9 22.3 12.8 41.8 Property & Casualty and Life Direct & Assumed Written Premium Focus on Specialized Products ($ in millions) Dec. 31, 2003

Agency - $253 Point of Sale - $98 Lender - $93 Financial Services - $76 Strategic Alliances - $17 All Other $14 266.7 166.7 102.8 82.4 22.8 39.8 Agency - 39% 22% Point of Sale - 25% 26% Lender - 15% 32% Financial Services - 12% 12% Strategic Alliances - 3% 3% All Other - 6% 5% 22 26 32 12 3 5 Property & Casualty and Life Direct & Assumed Written Premium Employ Multiple Distribution Channels Dec 31, 2000 12/03 12/00

Significant Business Partners Provident Bank

Multiple Company Structure 6 Property & Casualty Companies 2 Life Companies 3 Agencies 3 Service Companies Specialty Product Multi Faceted Distribution Leverage Multiple Company Structure Across Distribution Channels

Produce an Underwriting Profit Maintain pricing integrity Continuously monitor results By product By account By state By channel Ten-Year Average Statutory Underwriting Margin 12/31/03 Note: Statutory combined ratios for both AMIG and the industry have not been restated to reflect the reclassification of policy service fees in accordance with Statement of Statutory Accounting Principals No. 53.

Combined Ratio - AMIG Major Product Groups Manufactured Housing All Property Products * Financial Services All Casualty Products 2002 0.994 1.022 0.963 1.059 2003 0.948 0.973 0.92 1.151 Continued Improvement in Property and Financial Services Lines * All Property Products includes Manufactured Housing.

94% of 2003 Personal Lines claims settled by company employees 10% average cost savings per claim closed by company staff on average over the past five years Profit from Expert Claims Management Field Adjuster Location Unique in-house staff adjuster training program Approximately 140 employee field staff adjusters

Monitor and control geographic concentrations Apply catastrophe modeling Manage reinsurance structure and cost Analyze risk/reward profiles of business partners Loss ratio 57% or less in 6 of last 10 years 10-Year average loss ratio = 56.3% Reduce Earnings Volatility Via Risk Management

Leverage IT across all products, services and channels Utilize e-commerce to meet the needs of our customers and business partners (modernLINKTM) Processing policies & claims Data gathering, warehousing & mining Enable direct customer-initiated interaction www.midlandcompany.com www.amig.com Strategically Deploy Technology

Profit Growth People Core Strategies

1. 15% Return on Beginning Equity 2. 12% Top-Line Growth 3. 12% Growth in EPS 4. 15% Growth in Book Value Per Share Long-Term Financial Objectives

Operating Return on Beginning Equity 2001 2002 2003 2004 Guidance Actual ROBE 0.091 0.085 0.066 0.1 Adjusted ROBE 0.128 0.106 0.122 0.11 2004 calculations are adjusted for Feb. 2004 common stock offering 12% +/- ROBE - Before Motorcycle Fix Takes Hold

2004 calculations are adjusted for Feb. 2004 common stock offering Operating Return on Beginning Equity

ROBE vs. Industry Benchmark Select Industry Group * 5 Year Average Operating ROBE - December 31, 2003 Midland * Represents 14 selected P&C companies - ALL, AFG, AIG, BWINB, CINF, HGIC, HMN, MCY, MKL, PGR, PHLY, RLI, SAFC, STFC

93 94 95 96 97 98 99 '00 '01 '02 '03 9/30 YTD 12/31 YTD 218.022 275.509 376.33 387.165 422.982 445.286 472.041 500.984 555.548 588.243 663.972 Direct and Assumed Written Premium - P&C 10 Year CAGR = 11.8% Premium Growth

EPS (Excluding Capital Gains & Losses) 2001 2002 2003 2004 Guidance Actual EPS 1.44 1.39 1.13 2 Adjusted EPS 2.01 1.74 1.78 2.2 2004 calculations are adjusted for Feb. 2004 common stock offering Back on Track in 2004

2004 calculations are adjusted for Feb. 2004 common stock offering EPS (Excluding Capital Gains & Losses)

Investment Portfolio At 12/31/03 80% fixed income ($689 million) "AA" average quality 4.1 years average duration 20% equities ($167 million) Equities Tax exempt municipals U.S. government bonds Mortgage backed bonds Corporate and other bonds Short-term investments 18 24 7 14 26 11 High Quality Diversified Investment Portfolio

2003 - SUMMARY Mobile Home Fix Is In ... Cushion Restored! Site-Built Dwelling Results Inspire Confidence ... Undesirable Homeowners, Runoff Complete Commission Structures Improved in All Channels Motorcycle Mistakes Overshadow Successes Management Team "Gelling" IS Investments Paying Off ... So Far

2004 OUTLOOK

Nothing New ... Focus on Fundamentals 2004 OUTLOOK ... Mobile Home Cushion will Carry the Day Site-Built Dwelling Contributes Positively Motorcycle Shouldn't Hurt Half as Bad No New Mistakes ... Price to be Paid for Previous Transgressions Rate Increases Still the Norm

7 KEYS TO SUCCESS IN 2004 1. Focus on the bottom line, not the top line. 2. Grow most what we know the most. 3. Fix Cycle. 4. Go on offense. 5. Pay for Performance. 6. Price all products to a 94.5% combined. 7. Keep it simple.

"True North" $325 Million Manufactured Housing Premium 115.9% Or Better Motorcycle Combined Ratio Maximize DP-1 Premium At A 90% Or Better Combined Ratio Price All Products To A 94.5% Combined Ratio AMERICAN MODERN INSURANCE GROUP NAVIGATING 2004

Positioned for Growth Midland's specialty market leadership and expanding niche opportunities should combine to reward investors. Strong Balance Sheet Product Expansion Strategic Alliances Web-Enabled Multi-Faceted Distribution Specialty Product Focus Superior Operating Results Strong Foundation Positioned for Growth

Key Investment Considerations The Midland Company - MLAN (Nasdaq) • A Highly Focused Specialty P&C Insurance Company - (American Modern Insurance Group) Headquartered in Cincinnati, Ohio; Active in all 50 States; 1,100 Associates; Multiple Distribution Channels; Superior Growth and Underwriting Results; Deep and Experienced Management Team. Target Defensible Niches Market leader in manufactured housing insurance; Dwelling Fire, Motorcycle, Watercraft, etc. Ratings and Recognitions "A+" (Superior) rating by A.M. Best; Ward's Top 50 P&C insurance companies; Forbes "200 Best Small Companies."

The Midland Company Thank You 7000 Midland Boulevard Amelia, Ohio 45102-2607 (513) 943-7100 Fax - (513) 943-7111 Mailing Address: P.O. Box 1256 Cincinnati, Ohio 45201-1256 www.midlandcompany.com Investor Contact: John I. Von Lehman Executive Vice President & Chief Financial Officer (513) 943-7100 Fax: (513) 943-7111 e-mail: jvonlehman@amig.com

APPENDIX

"Realized" Impact of Rate Increases on Earned Premium Mobile Home 3.0% 6.4% 4.0% Site Built 1.6% 9.6% 7.5% Motorcycle 0.3% 7.2% 19.0% Other Motorcycle Actions in 2004: Product Modification Commission Reductions Claims and Underwriting Enhancements 2002 2003 2004 Actual Actual Estimated Actual Actual Estimated Actual Actual Estimated

Supporting Profit Strategies 1. Leverage Product Design and Pricing Capabilities 2. Benefit from Superior Underwriting Practices 3. Consciously Manage Expenses 4. Maximize Policyholder Retention 5. Proactively Manage Account Selection Process

Supporting Growth Strategies 1. Target Organic Growth First 2. Maximize Policyholder Retention 3. Pursue Strategic Alliance Partnerships 5. Make Strategically Appropriate Acquisitions 4. Capture Fee Income Opportunities

Supporting People Strategies 1. Put the Right People in the Right Jobs 2. Provide Clear Leadership 3. Establish a Common Framework 4. Maximize Impact of Performance Management 5. Assure Resource Adequacy